G Garcia-Manero1, E Atallah2, B Medeiros3, M Arellano4, SK Khaled5, M Patnaik MD6, O Odenike7, SH Sayar8, MK Tummala9, P Patel10, L Maness-Harris11, R Stuart12, E Traer13, K Karamlou14 and A Yacoub15 1 University of Texas MD Anderson Cancer Center, Houston, TX; 2Medical College of Wisconsin, Milwaukee, WI; 3Stanford Cancer Center, Stanford University, Stanford, CA; 4Winship Cancer Institute, Emory University, Atlanta, GA; 5City of Hope Comprehensive Cancer Center, Duarte, CA; 6Mayo Clinic, Rochester, MN; 7University of Chicago, Chicago, IL; 8Simon Cancer Center, Indiana University, Indianapolis, IN; 9Mercy Medical Research Institute, Springfield, MO; 10UT Southwestern Medical Center, Dallas, TX; 11University of Nebraska Medical Center, Omaha, NE; 12Medical University of South Carolina, Charleston, SC; 13Oregon Health & Science University Center for Hematologic Malignancies, Portland OR; 14Bay Area Cancer Research Group, Pleasant Hill, CA; 15University of Kansas Cancer Center, Westwood, KS Abstract #453 Final Results from a Phase 2 Study of Pracinostat in Combination with Azacitidine in Elderly Patients with Acute Myeloid Leukemia (AML) Exhibit 99.1

Aza + Pracinostat in AML: Introduction Elderly AML patients, deemed unsuitable for intensive therapy, have limited treatment options Pracinostat is a potent hydroxamic acid based oral HDAC inhibitor selective for class I, II and IV isoforms The combination of azacitidine and pracinostat synergistic in vitro Pilot study of Aza + Pracinostat very high rate of complete and cytogenetic response Quintas-Cardama. ASH 2012; abstract #3821

Elderly (Age ≥ 65 years) Patients with Newly Diagnosed AML Aza + Pracinostat in AML: Study Design Pracinostat + Azacitidine 50 patients enrolled at 15 sites in the U.S. Last patient in on November 24, 2014 Primary endpoint: CR + CRi + MLFS* Secondary endpoints: ORR, CCyR, duration of response, EFS, OS, safety & tolerability Response assessments end of cycle 1 and 2, then every other cycle until CR is achieved or as clinically indicated * Morphologic leukemia-free state (i.e., marrow CR)

Key Inclusion Age ≥65 years Newly diagnosed de novo, secondary, or treatment-related AML Intermediate or unfavorable-risk cytogenetics (SWOG classification: Slovak et al, 2000) ≥ 20% bone marrow blasts Adequate renal, cardiac and liver function QTcF <450 ms for males or <470 ms for females Key Exclusion Acute promyelocytic leukemia (FAB M3); t(15;17), t(8;21), t(16;16), del(16q), or inv(16) karyotype Candidate for intensive chemotherapy within the next 4 months Active CNS disease Aza + Pracinostat in AML: Eligibility Criteria

Aza + Pracinostat in AML: Treatment Regimen Azacitidine 7 days (days 1-7) 75 mg/m2 IV/sq 28-day cycle Pracinostat 60 mg orally 3 days a week for 21 days on 28 day cycle Dose Modifications: Reductions Azacitidine for myelosuppresion Pracinostat: non-Heme toxicity Delays (between or within cycles) ≥Grade 3 hematologic toxicity in the absence of disease ≥Grade 3 non-hematologic toxicity following maximal medical treatment

Pracinostat + Azacitidine n=50 % Age, Years Median 76 Min-max 67-84 ≥75 50 Male gender 58 AML classification (by WHO) Not otherwise specified 44 With myelodysplasia-related changes 40 With therapy-related myeloid neoplasms 10 With recurrent genetic abnormalities* 6 Prior MDS Yes 24 Secondary 10 No 66 Aza + Pracinostat in AML: Patient Characteristics * Excluding the provisional entities of AML with NPM1 and AML with CEBPA mutation (molecular data not available)

Pracinostat + Azacitidine (n=50) % BM blasts Median 40 Min-max 20 – 89 ECOG PS 0 - 1 84 2 16 Cytogenetic risk group Intermediate 54 Intermediate, cytogenetically normal 42 Poor* 42 *The poor risk category for MEI-004 was defined using Southwest Oncology Group (SWOG) and Medical Research Council Cytogenetic Risk Definitions. The following cytogenetic abnormalities were included in this definition for this study: Del(5q)/-5, -7/del(7q), abnormal 3q, 9q, 20q, 17p, t(6;9), t(9;22) and complex karyotypes (≥ 3 unrelated abnormalities) Aza + Pracinostat in AML: Patient Characteristics

Pracinostat + Azacitidine (n=50) WBC (x 109/L) Median 2.6 Min-max 0.8 – 29.6 Hemoglobin (g/dL) Median 9.2 Min-max 6.5 – 14.9 Platelets (x 109/L) Median 47 Min-max 11-643 Peripheral Blasts (x 109/L) Median 0.2 Min-max 0 – 8.5 Serum Creatinine (mg/dL) Median 0.6 Min-max 0.2 – 1.5 Total Bilirubin (mg/dL) Median 0.9 Min-max 0.5 – 1.7 Aza + Pracinostat in AML: Patient Characteristics

n=50 (%) Number of Patients Alive Number of Patients Active Median Observation Time: 14.3 months 28 (56) 11 (22) Number of Patients Discontinued Reasons for discontinuation: Progressive Disease Adverse Event Other* 39 (50) 15 (30) 11 (22) 13 (26) Aza+Pracinostat in AML: Patient Disposition 50 patients have been enrolled at 15 centers FPI: December 24, 2013 LPI: November 24, 2014 * Includes patient and/or physician decision

Aza+ Pracinostat in AML: TEAE’s in ≥25% of Patients (all causality) All Grades (%), n=50 Grades 3-4 (%), n=50 Hematologic Febrile Neutropenia 24 (48.0) 20 (40.0) Thrombocytopenia 22 (44.0) 22 (44.0) Anemia 18 (36.0) 15 (30.0) Neutropenia 17 (34.0) 17 (34.0) Non-Hematologic Nausea 38 (76.0) 3 (6.0) Constipation 35 (70.0) 0 Fatigue 30 (60.0) 15 (30.0) Decreased Appetite 26 (52.0) 4 (8.0) Diarrhea 23 (46.0) 2 (4.0) Vomiting 18 (36.0) 2 (4.0) Cough 17 (34.0) 0 Dyspnea 17 (34.0) 1 (2.0) Dizziness 16 (32.0) 0 Hypokalemia 16 (32.0) 0 Edema Peripheral 15 (30.0) 0 Pyrexia 14 (28.0) 0 Back Pain 14 (28.0) 3 (6.0) Insomnia 13 (26.0) 0 TEAE = treatment-emergent adverse events

Treatment Emergent Adverse Events Leading to Drug Discontinuation (n=11) AE Term Grade Discontinuation (Cycle/Day) Outcome Intermittent Fatigue 1 4/28 Resolved Acute Kidney Injury 1 3/7 Not Resolved Peripheral Motor Neuropathy 3 3/15 Resolved Intermittent Fatigue 3 4/28 Not Resolved Parainfluenza 3 3/15 Resolved w Sequelae Diverticulitis 3 7/15 Not Resolved Prolonged QTc/AF 3 2/4 Resolved Supraglotic Ulcer 3 7/15 Resolved w Sequelae Sepsis 5 1/22 Fatal Sepsis 5 1/22 Fatal Sepsis 5 2/15 Fatal AE, adverse event; AF, atrial fibrillation; QTc, Corrected QT interval

Aza + Pracinostat in AML: Response Response Assessment Cytogenetic Risk* All n=50(%) Intermediate n=27(%) High n=21(%) CR/CRi/MLFS (Primary endpoint) 28 (56) 17 (81) 11 (52) CR 21 (42) 15 (56) 6 (29) CRi 2 (4) 0 (0) 2 (10) MLFS 5 (10) 2 (7) 3 (14) *2 not evaluable for cytogenetic risk assessment CR, complete response; Cri, complete response with incomplete blood count recovery; MLFS, morphologic leukemia free state;

Aza + Pracinostat in AML: Overall Survival

Aza+ Pracinostat in AML OS by Cytogenetic Risk

Aza + Pracinostat in AML: Association of Survival with CR

MEI-004 AZA-0011 Pracinostat + Azacitidine (n=50) Azacitidine (n=241) Age, Years Median 76 75 Min-max 67-84 64-91 ≥75 50 57 Male gender 58 57.7 AML classification (by WHO) Not otherwise specified 44 63.5 With myelodysplasia-related changes 40 31. With therapy-related myeloid neoplasms 10 3.3 With recurrent genetic abnormalities* 6 2.1 Prior MDS Yes 24 20.3 Secondary 10 1.2 No 66 79.7 MEI-004 vs. AZA-001: Baseline Characteristics * Excluding the provisional entities of AML with NPM1 and AML with CEBPA mutation (molecular data not available) 1Dombret et al. Blood. 2015 Jul 16;126(3):291-9

MEI-004 AZA-0011 Pracinostat + Azacitidine (n=50) Azacitidine (n=241) BM blasts Median 40 70 Min-max 20 – 89 2 - 100 ECOG PS 0 - 1 84 77.2 2 16 22.8 Cytogenetic risk group Intermediate 54 64.3 Intermediate, cytogenetically normal 42 46.9 Poor 42 35.3 1Dombret et al. Blood. 2015 Jul 16;126(3):291-9 MEI-004 vs. AZA-001: Baseline Characteristics

AZA-001 MEI-004 Conventional Care Regimens Azacitidine Pracinostat + Azacitidine High-Risk Population1 n=85 n=85 n=21 1-year survival estimate 14 30.9 57 Median overall survival 3.2 months 6.4 months 13.3 months Overall Population2 n=247 n=241 n=50 CR rate 21.9 19.5 42 60-day mortality rate 18.2 16.2 10 1-year survival rate 34.2 46.5 62 Event-free survival 4.8 months (3.8-6.0) 6.7 months (5.0-8.8) 7.7 months (0.9 – 21.2+) Duration of response 12.3 months (9.0-17.0) 10.4 months (7.2-15.2) 11.2 months (2.1-19.7+) Median overall survival 6.5 months (95%CI: 5.0-8.6) 10.4 months (95%CI: 8.0-12.7) >14 months (95%CI: 10.7-NR) MEI-004 vs. International Phase III Study of Azacitidine in Newly Diagnosed AML (AZA-001) 1 Döhner et al. ASH 2014. Abstract 621 2Dombret et al. Blood. 2015 Jul 16;126(3):291-9

Aza+ Pracinostat in AML: Conclusions Combination of Aza+ Pracinostat is safe in elderly AML High response rate compared to single agent Azacitidine Potential for prolongation of survival Apparent correlation of CR and survival in this low intensity therapy Future plans: Additional analysis genomic annotation Confirmation in planned phase III trial

Acknowledgements This work was supported by MEI Pharma, Inc.